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                                                                  EXHIBIT 10.11


                               PACKAGED ICE, INC.

                          STOCK OPTION PLAN AGREEMENT


         AGREEMENT made and entered into as of the ____ day of ____________, 199__, by and between Packaged Ice, Inc., a Texas corporation (the "Company"), and __________________________ (the "Employee").

         WHEREAS, pursuant to the Packaged Ice, Inc. Stock Option Plan (the "Plan"), the Company, having determined that its interests will be advanced by providing an incentive to the Employee to acquire a proprietary interest in the Company and, as a stockholder, to share in its success, with added incentive to work effectively for and in the Company's interest.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereby agree as follows:

                                  SECTION ONE
                                     GRANT

         The Company hereby grants to the Employee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option" or "Options"), to purchase _______________ full shares of authorized but unissued common stock of the Company on the terms and conditions set forth in this Agreement.

                                  SECTION TWO
                                     PRICE

         The purchase price of said shares of common stock underlying the Options shall be the fair market value of the shares at the close of business on the date hereof (the "Date of Grant"), $_____ per share.

                                 SECTION THREE
                                WHEN EXERCISABLE

          The Options shall become exercisable in five equal annual installments of ________ shares each, beginning one year after the Date of Grant. The
Options shall be exercisable only as follows:

         (a) At any time after five years from the Date of Grant, the Options shall be exercisable in full except to the extent they have already been exercised or have expired.

         (b) Upon a Change of Control, as defined in the Plan, the Options shall become immediately exercisable.




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          (c) Upon an initial public offering (IPO) by the Company, the Options shall become immediately exercisable.

          (d) Except as otherwise provided in this Agreement, the Options shall expire ten years from the Date of Grant.

                                  SECTION FOUR
                                HOW EXERCISABLE

          The Employee, or his or her personal representative in the event of the Employee's death, shall exercise the Options by written notice to the Company, which notice shall specify the number of shares to be purchased and shall be accompanied by (i) cash or a check payable and acceptable to the Company or (ii) shares owned by the Employee having an aggregate market value as of the date of exercise which is not greater than the full Option purchase price for the shares with respect to which the Options are being exercised; provided, however, that if the Employee tenders shares having an aggregate market value as of the date of exercise which is greater than the full Option purchase price for the shares with respect to which the Options are being exercised, the Board of Directors or a committee composed of non-employee members of the Board of Directors (either entity hereinafter referred to as the "Committee") may, upon confirming that the Employee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Options less the number of shares being tendered upon the exercise plus the number of any shares in excess of those being tendered as consideration for the Option purchase price. Any exercise pursuant to (ii) shall be subject to the approval of the Committee. Any tender of shares pursuant to (ii) that does not account for the full purchase price of the shares to be issued under the exercise of the Options shall be accompanied by cash or a check payable and acceptable to the Company for the balance of the purchase price of the Options exercised. Payment instruments will be received subject to collection.

          The Employee agrees that all shares purchased by him under the Options are acquired for investment and not for distribution, and that any notice of exercise of the Options shall be accompanied by a written representation, signed by him, to that effect. Additionally, the Employee acknowledges that the shares issued hereunder may be subject to certain purchase and sale restrictions under a shareholder agreement between the Company and certain of its shareholders and the Employee agrees to execute a shareholder agreement substantially in the form of the Amended and Restated Shareholders Agreement attached hereto as Exhibit A.

                                  SECTION FIVE
                                    TRANSFER

          The Options shall not be transferable by the Employee other than by will and the laws of descent and distribution. During the lifetime of the Employee, the Options shall be exercisable only by him. The Options shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and are not subject, in whole or in part, to execution, attachment or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Options, other than in accordance with the terms set forth herein, shall be void and of no effect.


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                                  SECTION SIX
                             TERMINATION OF OPTIONS

          (a) In the event of termination of the employment of the Employee for any cause, other than death, disability, retirement or for cause, whether by reason of resignation or discharge, the Options shall terminate 30 days from the date on which such employment terminated.

          (b) All Options shall immediately become exercisable upon the Employee's death, disability or retirement, and shall terminate at the earlier of six months from the date of the Employee's death, permanent disability, retirement or the expiration date of the Options.

          (c) Upon termination for cause, the Options shall expire and become unexercisable on the date of termination.

                                 SECTION SEVEN
                            IMPACT ON OTHER BENEFITS

          The value of the Options (either on the Date of Grant or at the time the Options are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Company.

                                 SECTION EIGHT
                                 ADMINISTRATION

          The Committee shall have full authority and discretion (subject only to the express provisions of the Plan) to decide all matters relating to the administration and interpretation of the Plan and this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Employee, and any and all interested parties.

                                  SECTION NINE
                      AGREEMENT TO CONTINUE IN EMPLOYMENT

          Nothing in the Plan or this Agreement shall confer on the Employee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate his or her employment at any time.

                                  SECTION TEN
                                   AMENDMENTS

          This Agreement shall be subject to the terms of the Plan as amended except that the Options that are the subject of this Agreement may not in any way be amended or terminated after the Date of Grant without the Employee's written consent.



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                                 SECTION ELEVEN
                                FORCE AND EFFECT

          The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

                                 SECTION TWELVE
                        NOTICE OF DISPOSITION OF SHARES

          The Employee agrees that if he or she should dispose of any shares of stock acquired on the exercise of the Options, including a disposition by sale, exchange, gift or transfer of legal title within six months from the date such shares are transferred to the Employee, the Employee shall notify the Company promptly of such disposition.

                                SECTION THIRTEEN
                                 GOVERNING LAWS

          This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas.


          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date hereof.


                                        PACKAGED ICE, INC.


                                        By:
                                              ---------------------------------

                                        Name:
                                              ---------------------------------

                                        Title:
                                              ---------------------------------


                                        EMPLOYEE:




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